UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 4, 2014

Date of Report (date of earliest event reported)

APPLE INC.

(Exact name of registrant as specified in its charter)

California	000-10030	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (408) 996-1010

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 4, 2014, Apple Inc. (“Apple”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. as representative of the several underwriters named therein, for the issuance and sale by Apple of €1,400,000,000 aggregate principal amount of Apple’s 1.000% Notes due 2022 (the “2022 Notes”), and €1,400,000,000 aggregate principal amount of Apple’s 1.625% Notes due 2026 (the “2026 Notes” and together with the 2022 Notes, the “Notes”).

The Notes will be issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), together with the officer’s certificate dated as of November 10, 2014 issued pursuant thereto establishing the terms of each series of the Notes (the “Officer’s Certificate”).

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191) (the “Registration Statement”).

Interest on the Notes will be payable annually on November 10 of each year, beginning on November 10, 2015, and on the applicable maturity date for each series of Notes. The 2022 Notes will mature on November 10, 2022 and the 2026 Notes will mature on November 10, 2026.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes) are qualified in their entirety by the terms of such agreements and documents. The Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) are attached hereto as Exhibits 1.1 and 4.1 through 4.3, respectively, and incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 4, 2014, among Apple Inc. and Goldman, Sachs & Co., as representative of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated as of November 10, 2014

4.2	Form of Global Note representing the 2022 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2026 Notes (included in Exhibit 4.1)

5.1	Opinion of Shearman & Sterling LLP

23.1	Consent of Shearman & Sterling LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE INC.

Date: November 10, 2014	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 4, 2014, among Apple Inc. and Goldman, Sachs & Co, as representative of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated as of November 10, 2014

4.2	Form of Global Note representing the 2022 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2026 Notes (included in Exhibit 4.1)

5.1	Opinion of Shearman & Sterling LLP

23.1	Consent of Shearman & Sterling LLP (included in the opinion filed as Exhibit 5.1)